  Exhibit 10.4

SUBORDINATION AGREEMENT

This Subordination Agreement is made as of April 30, 2018 by and among the undersigned creditors (collectively, “Creditors”, and each, a “Creditor”), RUMBLEON, INC., a Nevada corporation (“Parent”), NEXTGEN PRO, LLC, a Delaware limited liability company (“NextGen Pro”), RMBL MISSOURI, LLC, a Delaware limited liability company (“RMBL Missouri”), RMBL TEXAS, LLC, a Delaware limited liability company (“RMBL Texas”), and each of their Qualified Subsidiaries from time to time party hereto (together with Parent, NextGen Pro, RMBL Missouri and RMBL Texas, individually, each, a “Borrower”, and collectively, “Borrowers”), and HERCULES CAPITAL, INC. (“Agent”), in its capacity as administrative agent for itself and Lender (as defined in the Loan Agreement (as defined below)).

RECITALS

A. Borrowers have requested certain loans and other credit accommodations pursuant to the terms of that certain Loan and Security Agreement dated as of April 30, 2018 by and between Borrowers, Agent and certain lenders from time to time party to thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and have granted a security interest in substantially all assets to secure the obligations thereunder.

B. Each Creditor has extended loans or other credit accommodations to Borrowers and may in the future extend additional loans or credit accommodations to Borrowers from time to time, subject to the terms of the Loan Agreement, including without limitation that certain Promissory Note, dated March 31, 2017, in original principal amount of $370,556 issued to Blue Flame Capital, LLC, that certain Promissory Note, dated March 31, 2017, in original principal amount of $148,222 issued to Lori Sue Chesrown, and that certain Promissory Note, dated March 31, 2017, in original principal amount of $148,222 issued to Ralph Wegis (collectively, the “Subordinated Notes” and each, a “Subordinated Note”).

C. Each Creditor is willing to subordinate: (i) all of any Borrower’s indebtedness and obligations to such Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrowers’ indebtedness and obligations to Agent and Lender; and (ii) all of such Creditor’s security interests, if any, in any Borrower’s property, to all of Agent’s security interests in Borrowers’ property , all in accordance with the provisions set forth herein.

AGREEMENT

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Each Creditor subordinates to Agent any security interest or lien that such Creditor may have in any property of any Borrower. Notwithstanding the respective dates of attachment or perfection of the security interest of a Creditor and the security interest of Agent, the security interest of Agent in the Collateral, as defined in the Loan Agreement, shall at all times be prior to the security interest of such Creditor. Capitalized terms not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. Except as expressly set forth in Section 3, all Subordinated Debt is subordinated in right of payment to all obligations of any Borrower to Agent and Lender now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against any Borrower of any Bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).

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3. No Creditor will demand or receive from any Borrower (and no Borrower will pay to such Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will such Creditor exercise any remedy with respect to the Collateral, nor will such Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against any Borrower, for so long as any portion of the Senior Debt remains outstanding. Notwithstanding the foregoing, Creditors shall be permitted to receive, and Borrowers shall be permitted to pay, the following payments:

a.
If an Advance has been made pursuant to Tranche III of the Loan Agreement, regularly scheduled payments as set forth in the Subordinated Notes in the form attached hereto, but only if no Event of Default has occurred and is continuing as of the date of such payment and no Event of Default would result from such payment.

b.
If no Advance has been made pursuant to Tranche III of the Loan Agreement, (a) regularly scheduled payments of interest as set forth in the Subordinated Notes in the form attached hereto, but only if no Event of Default has occurred and is continuing as of the date of such payment and no Event of Default would result from such payment, and (b) regularly scheduled payments of principal as set forth in the Subordinated Notes in the form attached hereto, but only if (i) after giving pro forma effect to such payment, Borrowers would have cash in Deposit Accounts or Investment Accounts subject to Account Control Agreements (as such terms are defined in the Loan Agreement) in favor of Agent in an amount not less than $7,500,000, on a consolidated basis, or (ii) as of the end of the last fiscal quarter for which financial statements were required to be delivered to Agent pursuant to the Loan Agreement, Parent maintained Adjusted EBITDA (as defined in the Loan Agreement) for the twelve month period ended as of such date, of not less than $2,000,000.

For purposes of the foregoing determinations, amounts of permitted payments shall be determined in the aggregate for all Subordinated Notes and taking into account the aggregate payments due in respect of the Subordinated Notes.

4. Each Creditor shall promptly deliver to Agent in the form received (except for endorsement or assignment by such Creditor where required by Agent) for application to the Senior Debt any payment, distribution, security or proceeds received by such Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of any Borrower’s insolvency, reorganization or any case or proceeding under any Bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Agent’s and Lender’s claims against such Borrower shall be paid in full before any payment is made to any Creditor.

6. For so long as any of the Senior Debt remains unpaid, each Creditor irrevocably appoints Agent as such Creditor’s attorney-in-fact, and grants to Agent a power of attorney with full power of substitution, in the name of such Creditor or in the name of Agent, for the use and benefit of Agent, without notice to such Creditor, to perform at Agent’s option the following acts in any Bankruptcy, insolvency or similar proceeding involving a Borrower:

(a)
To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of such Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Agent elects, in its sole discretion, to file such claim or claims; or

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(b)
To accept or reject any plan of reorganization or arrangement on behalf of such Creditor and to otherwise vote such Creditor’s claims in respect of any Subordinated Debt in any manner that Agent deems appropriate for the enforcement of its rights hereunder.

7. In the event of a Borrower’s insolvency, reorganization or any case or proceeding, arrangement or transaction under any federal or state bankruptcy or insolvency law or similar laws or proceedings involving a Borrower, for so long as any of the Senior Debt remains unpaid, if Agent, Lender or any of them shall seek to provide a Borrower or any other Loan Party with any financing under Section 364 of the Bankruptcy Code , or Agent or Lender support or consent to such financing provided by a third party, or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing” or “Cash Collateral Use”), with such DIP Financing or Cash Collateral Use to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign laws relating to the relief of debtors) would be Collateral), then each Creditor agrees that it will raise no objection and will not support, directly or indirectly, any objection to such DIP Financing or Cash Collateral Use nor object to the liens or claims granted in connection therewith on any grounds, including a failure to provide “adequate protection” for the liens, if any, securing any Subordinated Debt (and will not request any adequate protection as a result of such DIP Financing or Cash Collateral Use, and will not support any debtor-in-possession financing or Cash Collateral Use which would compete with such DIP Financing or Cash Collateral Use which is provided to or consented to by Agent or Lender). In addition, each Creditor agrees that it will not provide nor seek to provide or support any debtor-in-possession financing without the prior written consent of Agent.

8. Each Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that such Creditor may have in any property of a Borrower. In addition, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Each Creditor represents and warrants that a true copy of the Subordinated Note, as in effect as of the date hereof is attached as Exhibit A hereto, and that no Subordinated Note has been assigned to any other person.

9. This Agreement shall remain effective for so long as Agent or Lender has any obligation to make credit extensions to a Borrower or any Borrower owes any amounts to Agent or Lender under the Loan Agreement or otherwise. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Agent or Lender for any reason (including, without limitation, the Bankruptcy of a Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and each Creditor shall immediately pay over to Agent all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditors, Agent or Lender may take such actions with respect to the Senior Debt as Agent and Lender, respectively, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to a Borrower, increasing the principal amount (which may include any DIP Financing), extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against a Borrower or any other person. No such action or inaction shall impair or otherwise affect Agent’s or Lender’s rights hereunder.

10. This Agreement shall bind any successors or assignees of a Creditor and shall benefit any successors or assigns of Agent. This Agreement is solely for the benefit of each Creditor, Agent and Lender and not for the benefit of any Borrower or any other party. Each Creditor further agrees that if a Borrower is in the process of refinancing a portion of the Senior Debt with a new lender, and if Agent makes a request of such Creditor, such Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

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11. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

12. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Jurisdiction shall lie in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES. If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Agreement or any of the transactions contemplated herein shall be resolved by judicial reference pursuant to Code of Civil Procedure Section 638 et seq before a mutually acceptable referee or, if none is selected, then a referee chosen by the Presiding Judge of the California Superior Court for Santa Clara County, provided this provision shall not restrict any party from seeking to enforce any prejudgment remedies.

13. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. No Creditor is relying on any representations by Agent, Lender or any Borrower in entering into this Agreement, and each Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of a Borrower. This Agreement may be amended only by written instrument signed by each Creditor, Agent and Borrowers.

14. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

AGENT:

HERCULES CAPITAL, INC.

By: /s/ Zhuo Huang
Name: Zhuo Huang
Title: Associate General Counsel

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITORS:

BLUE FLAME CAPITAL, LLC

By: /s/ Denmar J. Dixon
Name: Denmar J. Dixon
Title: Managing Partner

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITORS:

LORI SUE CHESROWN

By: /s/ Lori Sue Chesrown
Name: Lori Sue Chesrown
Title:

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITORS:

RALPH WEGIS

By: /s/ Ralph Wegis
Name: Ralph Wegis
Title:

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BORROWERS:

RUMBLEON, INC.

Signature:
/s/ Steven R. Berrard______
Print Name:
_ Steven R. Berrard______
Title:
__Chief Financial Officer__

NEXTGEN PRO, LLC

Signature:
/s/ Steven R. Berrard______
Print Name:
_ Steven R. Berrard______
Title:
___Manager_____________

RMBL MISSOURI, LLC

Signature:
/s/ Steven R. Berrard______
Print Name:
_ Steven R. Berrard______
Title:
__Manager______________

RMBL TEXAS, LLC

Signature:
/s/ Steven R. Berrard______
Print Name:
_ Steven R. Berrard______
Title:
__Manager______________

EXHIBIT A

SUBORDINATED NOTES

THIS NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE	DUE MARCH 31, 2020

US $ 370, 556	Date of Issuance: March 31, 2017

FOR VALUE RECEIVED, RumbleON, Inc., a Nevada corporation (the "Company"), hereby unconditionally promises to pay to the order of BLUE FLAME CAPITAL, LLC (the "Holder"), or their permitted assigns, the aggregate principal sum of THREE HUNDRED SEVENTY THOUSAND FIVE HUNDRED FIFTY-SIX DOLLARS ($370,556.00) (the "Principal Amount"), together with interest on the unpaid principal balance of this Promissory Note (this "Note") at the rate specified herein. All payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to the account specified by the Holder.

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated:

(a) "Affiliate" means, with respect to any person or entity, any person or entity which directly or indirectly controls, is controlled by or is under common control with such person or entity, as applicable. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

(b) "Maturity Date" means the third anniversary of the date of issuance of this Note.

(c) "Outstanding Balance" means all outstanding principal under the Note and any accrued and unpaid interest thereon.

(d) "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

2. Transfer. This Note is transferable and assignable by the Holder to any Person previously approved, in writing, by the Company; provided, however, that no approval shall be required in connection with any transfer or assignment of this Note to an Affiliate of the Holder in compliance with applicable securities laws. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such approved transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.

3. Payment of Principal and Interest; Prepayment.

(a) Interest shall accrue from the date hereof and shall continue to accrue on the outstanding and unpaid Principal Amount until paid in full. From the date hereof through and until the second anniversary of the date hereof, interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 6.5% per annum. From the second anniversary of the date hereof and until the Maturity Date, interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 8.5% per annum. Interest shall be computed on the basis of a 365-day year for the actual number of days in the interest period. All Interest shall be paid to Holder semi-annually in arrears on the last day of each six month anniversary of the date hereof, including, if applicable, on the Maturity Date.

(b) The Company may, at its option, at any time, and without penalty, prepay all or any portion of the principal amount or accrued but unpaid interest on this Note without the prior written consent of the Holder.

4. Event of Default.

The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

(a) the failure of the Company to make any payment of principal or interest on this Note when due, whether at maturity, upon acceleration or otherwise;

(b) (i) the Company or a subsidiary of the Company (a "Subsidiary") makes a determination to discontinue (or does cease to conduct) business, makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; (ii) an order, judgment or decree is entered adjudicating the Company or a Subsidiary as bankrupt or insolvent; (iii) any order for relief with respect to the Company or a Subsidiary is entered under the U.S. Bankruptcy Code or any other applicable bankruptcy or insolvency law; (iv) the Company or a Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or a Subsidiary or of any substantial part of the assets of the Company or a Subsidiary commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or (v) any such petition or application in (iv) above is filed, or any such proceeding is commenced, against the Company or a Subsidiary and either (x) the Company or such Subsidiary by any act indicates its approval thereof, consents thereto or acquiesces therein or (y) such petition, application or proceeding is not dismissed within sixty (60) days;

(c) unless waived by the Holder, if the Company fails to observe or perform in any material respect any of its covenants contained in the Note and such failure continues for more than thirty (30) days after delivery of written notice thereof;

(d) unless waived by the Holder, the Company's material breach of any other term or provision in this Note and such failure continues for more than thirty (30) days after delivery of written notice thereof; or

(e) the Company's indebtedness for borrowed money is accelerated as a result of a default or breach under any agreement for such borrowed money, including but not limited to loan agreements, or material breach under any real property lease agreements and material capital equipment lease agreements, by which the Company is bound or obligated, which breach is not cured by the Company within the applicable time periods thereof.

Upon the occurrence of any Event of Default, the Outstanding Balance under this Note shall become immediately due and payable upon election of the Holder. Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under this Note. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursement and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder's rights and remedies hereunder.

5. Amendments in Writing. Any term of this Note may be amended, modified (including, without limitation, any extension of the Maturity Date) or waived upon the written consent of the Company and the Holder. No such waiver or consent in any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.

6. Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

7. Governing Law; Jurisdiction; Venue. This Note, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Nevada as such laws are applied to agreements between parties in the State of Nevada. The Company irrevocably submits to the personal jurisdiction of the courts of the State of Nevada and the United States District Court located nearest the Company's principal place of business for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

8. Notices. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth on the books and records of the Company or at such other place as may be designated by the Holder in writing to the Company in accordance with the provisions of this Section 8, and to the Company at the Company's principal place of business, or to such e-mail address, facsimile number or address as subsequently modified by written notice in accordance with the provisions of this Section 8.

9. Successors and Assigns. This note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and permitted assigns of the Holder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Promissory Note as of the date first above written.

RumbleON, Inc. a Nevada corporation
By_/s/ Steven R. Berrard_________________ Name: Steven R. Berrard Title: CFO Address: 4521 Sharon Road, Suite 370 Charlotte, North Carolina 28211

THIS NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE	DUE March 31, 2020

US $148,222	Date of Issuance: March 31, 2017

FOR VALUE RECEIVED, RumbleON, Inc., a Nevada corporation (the "Company"), hereby unconditionally promises to pay to the order of LORI SUE CHESROWN (the "Holder"), or their permitted assigns, the aggregate principal sum of ONE HUNDRED FORTY EIGHT THOUSAND TWO HUNDRED TWENTY-TWO DOLLARS ($148,222.00) (the "Principal Amount"), together with interest on the unpaid principal balance of this Promissory Note (this "Note") at the rate specified herein. All payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to the account specified by the Holder.

10. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated:

(a) "Affiliate" means, with respect to any person or entity, any person or entity which directly or indirectly controls, is controlled by or is under common control with such person or entity, as applicable. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

(b) "Maturity Date" means the third anniversary of the date of issuance of this Note.

(c) "Outstanding Balance" means all outstanding principal under the Note and any accrued and unpaid interest thereon.

(d) "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

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11. Transfer. This Note is transferable and assignable by the Holder to any Person previously approved, in writing, by the Company; provided, however, that no approval shall be required in connection with any transfer or assignment of this Note to an Affiliate of the Holder in compliance with applicable securities laws. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such approved transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.

12. Payment of Principal and Interest; Prepayment.

(a) Interest shall accrue from the date hereof and shall continue to accrue on the outstanding and unpaid Principal Amount until paid in full. From the date hereof through and until the second anniversary of the date hereof, interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 6.5% per annum. From the second anniversary of the date hereof and until the Maturity Date, interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 8.5% per annum. Interest shall be computed on the basis of a 365-day year for the actual number of days in the interest period. All Interest shall be paid to Holder semi-annually in arrears on the last day of each six month anniversary of the date hereof, including, if applicable, on the Maturity Date.

(b) The Company may, at its option, at any time, and without penalty, prepay all or any portion of the principal amount or accrued but unpaid interest on this Note without the prior written consent of the Holder.

13. Event of Default.

The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

(a) the failure of the Company to make any payment of principal or interest on this Note when due, whether at maturity, upon acceleration or otherwise;

(b) (i) the Company or a subsidiary of the Company (a "Subsidiary") makes a determination to discontinue (or does cease to conduct) business, makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; (ii) an order, judgment or decree is entered adjudicating the Company or a Subsidiary as bankrupt or insolvent; (iii) any order for relief with respect to the Company or a Subsidiary is entered under the U.S. Bankruptcy Code or any other applicable bankruptcy or insolvency law; (iv) the Company or a Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or a Subsidiary or of any substantial part of the assets of the Company or a Subsidiary commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or (v) any such petition or application in (iv) above is filed, or any such proceeding is commenced, against the Company or a Subsidiary and either (x) the Company or such Subsidiary by any act indicates its approval thereof, consents thereto or acquiesces therein or (y) such petition, application or proceeding is not dismissed within sixty (60) days;

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(c) unless waived by the Holder, if the Company fails to observe or perform in any material respect any of its covenants contained in the Note and such failure continues for more than thirty (30) days after delivery of written notice thereof;

(d) unless waived by the Holder, the Company's material breach of any other term or provision in this Note and such failure continues for more than thirty (30) days after delivery of written notice thereof; or

(e) the Company's indebtedness for borrowed money is accelerated as a result of a default or breach under any agreement for such borrowed money, including but not limited to loan agreements, or material breach under any real property lease agreements and material capital equipment lease agreements, by which the Company is bound or obligated, which breach is not cured by the Company within the applicable time periods thereof.

Upon the occurrence of any Event of Default, the Outstanding Balance under this Note shall become immediately due and payable upon election of the Holder. Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under this Note. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursement and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder's rights and remedies hereunder.

14. Amendments in Writing. Any term of this Note may be amended, modified (including, without limitation, any extension of the Maturity Date) or waived upon the written consent of the Company and the Holder. No such waiver or consent in any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.

15. Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

16. Governing Law; Jurisdiction; Venue. This Note, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Nevada as such laws are applied to agreements between parties in the State of Nevada. The Company irrevocably submits to the personal jurisdiction of the courts of the State of Nevada and the United States District Court located nearest the Company's principal place of business for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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17. Notices. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth on the books and records of the Company or at such other place as may be designated by the Holder in writing to the Company in accordance with the provisions of this Section 8, and to the Company at the Company's principal place of business, or to such e-mail address, facsimile number or address as subsequently modified by written notice in accordance with the provisions of this Section 8.

18. Successors and Assigns. This note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and permitted assigns of the Holder.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has executed this Promissory Note as of the date first above written.

RumbleON, Inc. a Nevada corporation
By_/s/ Steven R. Berrard_________________ Name: Steven R. Berrard Title: CFO Address: 4521 Sharon Road, Suite 370 Charlotte, North Carolina 28211

THIS NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE	DUE March 31, 2020

US $148,222	Date of Issuance: March 31, 2017

FOR VALUE RECEIVED, RumbleON, Inc., a Nevada corporation (the "Company"), hereby unconditionally promises to pay to the order of RALPH WEGIS (the "Holder"), or their permitted assigns, the aggregate principal sum of ONE HUNDRED FORTY EIGHT THOUSAND TWO HUNDRED TWENTY-TWO DOLLARS ($148,222.00) (the "Principal Amount"), together with interest on the unpaid principal balance of this Promissory Note (this "Note") at the rate specified herein. All payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to the account specified by the Holder.

19. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated:

(a) "Affiliate" means, with respect to any person or entity, any person or entity which directly or indirectly controls, is controlled by or is under common control with such person or entity, as applicable. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

(b) "Maturity Date" means the third anniversary of the date of issuance of this Note.

(c) "Outstanding Balance" means all outstanding principal under the Note and any accrued and unpaid interest thereon.

(d) "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

20. Transfer. This Note is transferable and assignable by the Holder to any Person previously approved, in writing, by the Company; provided, however, that no approval shall be required in connection with any transfer or assignment of this Note to an Affiliate of the Holder in compliance with applicable securities laws. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such approved transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.

21. Payment of Principal and Interest; Prepayment.

(a) Interest shall accrue from the date hereof and shall continue to accrue on the outstanding and unpaid Principal Amount until paid in full. From the date hereof through and until the second anniversary of the date hereof, interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 6.5% per annum. From the second anniversary of the date hereof and until the Maturity Date, interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 8.5% per annum. Interest shall be computed on the basis of a 365-day year for the actual number of days in the interest period. All Interest shall be paid to Holder semi-annually in arrears on the last day of each six month anniversary of the date hereof, including, if applicable, on the Maturity Date.

(b) The Company may, at its option, at any time, and without penalty, prepay all or any portion of the principal amount or accrued but unpaid interest on this Note without the prior written consent of the Holder.

22. Event of Default.

The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

(a) the failure of the Company to make any payment of principal or interest on this Note when due, whether at maturity, upon acceleration or otherwise;

(b) (i) the Company or a subsidiary of the Company (a "Subsidiary") makes a determination to discontinue (or does cease to conduct) business, makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; (ii) an order, judgment or decree is entered adjudicating the Company or a Subsidiary as bankrupt or insolvent; (iii) any order for relief with respect to the Company or a Subsidiary is entered under the U.S. Bankruptcy Code or any other applicable bankruptcy or insolvency law; (iv) the Company or a Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or a Subsidiary or of any substantial part of the assets of the Company or a Subsidiary commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or (v) any such petition or application in (iv) above is filed, or any such proceeding is commenced, against the Company or a Subsidiary and either (x) the Company or such Subsidiary by any act indicates its approval thereof, consents thereto or acquiesces therein or (y) such petition, application or proceeding is not dismissed within sixty (60) days;

(c) unless waived by the Holder, if the Company fails to observe or perform in any material respect any of its covenants contained in the Note and such failure continues for more than thirty (30) days after delivery of written notice thereof;

(d) unless waived by the Holder, the Company's material breach of any other term or provision in this Note and such failure continues for more than thirty (30) days after delivery of written notice thereof; or

(e) the Company's indebtedness for borrowed money is accelerated as a result of a default or breach under any agreement for such borrowed money, including but not limited to loan agreements, or material breach under any real property lease agreements and material capital equipment lease agreements, by which the Company is bound or obligated, which breach is not cured by the Company within the applicable time periods thereof.

Upon the occurrence of any Event of Default, the Outstanding Balance under this Note shall become immediately due and payable upon election of the Holder. Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under this Note. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursement and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder's rights and remedies hereunder.

23. Amendments in Writing. Any term of this Note may be amended, modified (including, without limitation, any extension of the Maturity Date) or waived upon the written consent of the Company and the Holder. No such waiver or consent in any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.

24. Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

25. Governing Law; Jurisdiction; Venue. This Note, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Nevada as such laws are applied to agreements between parties in the State of Nevada. The Company irrevocably submits to the personal jurisdiction of the courts of the State of Nevada and the United States District Court located nearest the Company's principal place of business for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

26. Notices. All notices and other communications given or made pursuant to this Note shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holder at the address set forth on the books and records of the Company or at such other place as may be designated by the Holder in writing to the Company in accordance with the provisions of this Section 8, and to the Company at the Company's principal place of business, or to such e-mail address, facsimile number or address as subsequently modified by written notice in accordance with the provisions of this Section 8.

27. Successors and Assigns. This note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and permitted assigns of the Holder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Promissory Note as of the date first above written.

RumbleON, Inc. a Nevada corporation
By_/s/ Steven R. Berrard_________________ Name: Steven R. Berrard Title: CFO Address: 4521 Sharon Road, Suite 370 Charlotte, North Carolina 28211